Principal Maturity Schedule for Debt Outstanding (Detail) - USD ($) $ in Thousands	Mar. 31, 2016	Jan. 31, 2016		Dec. 31, 2015	Dec. 31, 2014
Equity Method Investments And Cost Method Investments [Abstract]
2016		$ 9,906
2017		28		$ 28
2018		0
2019		148,500		111,500
2020		652,658		350,000
Thereafter		15,865		325,000
Total	$ 810,739	$ 826,957	[1]	773,103
2016				590
Total, Gross				$ 787,118	$ 676,427

[1]	Excludes $2.2 million net premium on Senior Notes and $16.2 million in debt issuance costs